Share-Based Compensation	6 Months Ended
Mar. 31, 2023
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION
18.	SHARE-BASED COMPENSATION

EZGO Technologies Ltd. Incentive Plan (the "EZGO 2022 Plan")

On August 6, 2022, the board of directors of EZGO approved the EZGO 2022 Plan. On August 8, 2022, 1,000,000 restricted shares with service condition were granted to management and external consultants under the EZGO 2022 plan, out of which, 520,000 restricted shares vested immediately on the date of grant. 330,000 restricted shares shall vest evenly by month between the grant date and the 1st anniversary of grant date, and 150,000 restricted shares shall vest evenly by month between the grant date and the 2nd anniversary of grant date.

On January 13 and March 1, 2023, 1,000,000 and 178,922 restricted shares with service condition were granted to external consultants, respectively, which would vest in six months after grant date.

The estimated FV of restricted shares granted was the closing price on the grant date of the Company's ordinary shares traded in the Nasdaq Stock Market.

A summary of activities of the restricted shares as of March 31, 2023 is as follow:

	Number of nonvested restricted shares	Weighted average fair value per ordinary share on the grant dates
Outstanding as of September 30, 2021	-	$-
Granted	1,000,000	0.75
Vested	(587,500)	0.75
Forfeited	-	-
Unvested as of September 30, 2022	412,500	0.75
Granted	1,178,922	1.13
Vested	(202,500)	0.75
Forfeited	-	-
Unvested as of March 31, 2023	1,388,922	$1.07

As of March 31, 2023, there was approximately $1,155,339 of total unrecognized compensation cost related to unvested restricted shares. The unrecognized compensation costs are expected to be recognized over a weighted average period of 0.39 years.

Total share-based compensation expense of share-based awards granted to management and external consultants for the six months ended March 31, 2023 was $484,488.